                                                                   Exhibit 10.27

                              AIRCRAFT DRY LEASE

     This Lease of aircraft is made, effective as of January 16, 1996, by and between Bowana Aviation, Inc., referred to as "Lessor", and Einstein Bros. Bagels, Inc., referred to as "Lessee."


                                   Recitals
                                   --------

     The parties recite that:

     A. Lessor owns a 1980 Learjet Model 35A, Serial No. 35A-366 and currently registered as N350DA, hereinafter referred to as the "Aircraft." The Aircraft is available for use by a qualified Lessee; and

     B. Lessee desires to lease the Aircraft under such terms and conditions as are mutually satisfactory to the parties.

     The parties agree as follows:


                                  SECTION ONE
                               LEASE OF AIRCRAFT

     For One Dollar and no/100 ($1.00) and other valuable consideration, Lessor agrees to lease the Aircraft to Lessee. Lessee has fully inspected the Aircraft and has knowledge that it is in good condition and repair, and Lessee is satisfied with and has accepted the Aircraft in such condition and repair.


                                  SECTION TWO
                                     TERM

     This lease shall commence on the date hereof and may be terminated by either party upon thirty (30) days written notice.


                                 SECTION THREE
                                   INSURANCE

     At all times during the term of this Lease, the Lessor shall cause to be carried and maintained casualty insurance with respect to the Aircraft for the actual fair market value thereof. The Lessor shall be liable for the premium therefor. The Lessor shall also cause to be carried and maintained public liability insurance with respect to the Aircraft in amounts and against risk comparable to similar insurance carried with respect to similar Aircraft.

     The Lessor shall cause to be carried and maintained, at Lessor's cost, third party aircraft liability insurance, passenger legal liability insurance and property damage liability insurance during the term hereof in the amounts set forth below. Lessor shall also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss. Any policies of insurance carried in accordance with this agreement: (i) shall name the Lessee as an additional insured; (ii) the underwriter thereof shall agree to waive any right of subrogation against Lessee; (iii) shall provide that in respect of the interests of Lessor, such policies of insurance shall not be invalidated by any action or inaction of the Lessee or any other person and shall inure the Lessor (subject to the limits of liability and war risk exclusion set forth in such policies) regardless of any breach or any violation of any warranty, declarations or conditions contained in such policies by the Lessee or any other person; and (iv) shall provide that if the insurers cancel insurance for any reason whatsoever, or the same is allowed to lapse for nonpayment of premium, or if there is any material change in policy terms and conditions, such a cancellation, lapse or change shall not be effective as to the Lessor. Each liability policy shall be primary without right of contribution from any other insurance which is carried by the Lessee or the Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. The Lessor shall arrange for evidence of appropriate coverage as to the Aircraft and to the satisfaction of the requirements set forth above to be given by its insurance brokers to the Lessee.

     This Aircraft Dry Lease Agreement shall be submitted for approval to the insurance carrier for each policy on the Aircraft.


                                 SECTION FOUR
                              RESTRICTIONS ON USE

     Lessee may operate the Aircraft only for the purposes, and within the geographical limits, set forth in the insurance policy or policies obtained in compliance with Sections Three and Four of this agreement. The Aircraft shall be operated at all times in accordance with the flight manual and all manufacturer's suggested operating procedures. Furthermore, Lessee shall not use the aircraft in violation of any foreign, federal, state, territorial or municipal law or regulation and shall be solely responsible for any fines, penalties or forfeitures occasioned by any violation by the Lessee. If such fines or penalties are imposed on Lessor and paid by Lessor, Lessee shall reimburse Lessor for the amount thereof within thirty (30) days of receipt by Lessee of written demand from Lessor. Lessee will not base the Aircraft, or permit it to be based, outside the limits of the United States of America, without the written consent of Lessor.

     The Aircraft shall be flown only by certificated and qualified pilots and shall be maintained only by certificated and qualified mechanics. In the event the insurance on the Aircraft would be invalidated because Lessee is unable to obtain certificated and qualified pilots and mechanics, Lessee shall not operate the Aircraft until such time as certificated and qualified pilots and mechanics are obtained and insurance on the Aircraft is made valid.

     The Lessee will not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the Aircraft. The Lessee will promptly, at its own expense, take such action as may be necessary to discharge any lien not excepted above if the same shall arise at any time.

                                 SECTION FIVE
                             INSPECTION BY LESSOR

     Lessee agrees to permit Lessor or any authorized agent to inspect the Aircraft at any reasonable time and to furnish any information in respect to the Aircraft and its use that Lessor may reasonably request.


                                  SECTION SIX
                                  ALTERATIONS

     Except in accordance with other written agreements subsequent to the date of this Agreement between Lessee and Lessor regarding maintenance of the Aircraft, Lessee shall not have the right to alter, modify or make additions or improvements to the Aircraft without the written permission of Lessor. All such alterations, modifications, additions and improvements as are so made shall become the property of Lessor and shall be subject to all of the terms of this agreement.


                                 SECTION SEVEN
                                     TITLE

     The registration of, and title to, the Aircraft shall be in the name of the Lessor, and the Aircraft, at all times during the term of this agreement, or any extension, shall bear United States registration markings. All responsibility and obligations in regard to the operation of the Aircraft as above owned, registered and marked shall be borne by the Lessee (and any other lessees of the Aircraft) during the term of this Lease.


                                 SECTION EIGHT
                               PAYMENT OF TAXES

     Lessor shall pay or cause to be paid all taxes incurred by reason of ownership of the Aircraft during the term of this agreement, including personal property taxes. Lessor shall pay all taxes associated with the use of the Aircraft, including landing fees, fuel taxes and any other taxes or fees which may be assessed against a specific flight by the Lessee.


                                 SECTION NINE
                                  ASSIGNMENT

     Lessee shall not assign this Lease or any interest in the Aircraft, or sublet the Aircraft, without prior written consent of Lessor. Subject to the foregoing, this Lease inures to the benefit of, and is binding on, the heirs, legal representatives, successors and assigns of the parties.


                                  SECTION TEN
                              ACCIDENT AND CLAIM

     Lessee shall immediately notify Lessor of each accident involving the Aircraft, which notification shall specify the time, place and nature of the accident or damage, the names and addresses of parties involved, persons injured, witnesses and owners of properties damaged, and such other information as may be known. Lessee shall advise Lessor of all correspondence, papers, notices and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to the Aircraft or its operation, and shall aid in any investigation instituted by Lessor and in the recovery of damages from third persons liable therefor.


                                SECTION ELEVEN
                         RETURN OF AIRCRAFT TO LESSOR

     On the termination of the Lease by expiration or otherwise, Lessee shall return the Aircraft to Lessor at Jeffco Airport in Broomfield, Colorado, in as good operating condition and appearance as when received, ordinary wear, tear and deterioration excepted, and shall indemnify Lessor against any claim for loss or damage occurring prior to the actual physical delivery of the Aircraft to Lessor.


                                SECTION TWELVE
                   MODIFICATION OF AGREEMENT; GOVERNING LAW

     This agreement constitutes the entire understanding between the parties, and any change or modification must be in writing and signed by both parties. This agreement is entered into under, and is to be construed in accordance with, the laws of the State of Colorado.


                               SECTION THIRTEEN
                                INDEMNIFICATION

     Each party hereto agrees to indemnify and hold harmless the other against all losses, including costs, attorneys fees and expenses by reason of claims for injury to or death of persons and loss of or damage to property arising out of or in any manner connected with the possession, use or operation of the Aircraft by such party, or any breach by such party of any covenant or warranty made herein.


                               SECTION FOURTEEN
                          TRUTH IN LEASING STATEMENT

     This Aircraft, a 1980 Learjet Model 35A, Manufacturer's Serial No. 35A-366, currently registered with the FAA as N350DA has been maintained and inspected under FAR 91 for the twelve-month period preceding the signing of this agreement.

     The Aircraft will be maintained and inspected under FAR 91 for operations to be conducted under this Lease. During the duration of this Lease, Lessee is considered responsible for operational control of this Aircraft.

     The "Instructions for Compliance with Truth in Leasing Requirements" attached hereto are incorporated herein by reference.

     An explanation of the factors bearing on operational control and of the pertinent federal aviation regulations can be obtained from the nearest FAA Flight Standards District Office.

     I, the undersigned lessee, Kyle T. Craig, Chairman of the Lessee, certify that I am responsible for operational control of the aircraft when it is operated pursuant to this dry lease, and that I understand my responsibilities for compliance with applicable federal aviation regulations.


     IN WITNESS WHEREOF, the parties have executed this Lease Agreement.


BOWANA AVIATION, INC.



/s/  Scott Beck
- -----------------------------------          -----------------------------------
Scott Beck, President                        Date and time of execution




EINSTEIN BROS. BAGELS, INC.


/s/  Kyle T. Craig                           11:45 AM   1-18-96
- -----------------------------------          -----------------------------------
                                             Date and time of execution

                       INSTRUCTIONS FOR COMPLIANCE WITH
                        "TRUTH IN LEASING" REQUIREMENTS

  1. Mail a copy of the contract to the following address via certified mail, return receipt requested immediately upon the execution of the Agreement:
(14 C.F.R. 91.23 requires that the copy be sent within 24 hours after it is signed.)

       Federal Aviation Administration
       Aircraft Registration Branch
       Attn: Technical Section
       P. O. Box 25724
       Oklahoma City, Oklahoma 73125

  2. Telephone the nearest Flight Standards District Office at least 48 hours prior to the first flight under this Agreement.

  3. Carry a copy of the contract in the aircraft at all times.

                              AIRCRAFT DRY LEASE

     This Lease of aircraft is made, effective as of January 16, 1996, by and between Bowana Aviation, Inc., referred to as "Lessor", and Einstein Bros. Bagels, Inc., referred to as "Lessee."

                                   Recitals
                                   --------

     The parties recite that:

     A. Lessor owns a 1979 Learjet Model 35A, Serial No. 35A-249 and currently registered as N300DA, hereinafter referred to as the "Aircraft." The Aircraft is available for use by a qualified Lessee; and

     B. Lessee desires to lease the Aircraft under such terms and conditions as are mutually satisfactory to the parties.

     The parties agree as follows:

                                  SECTION ONE
                               LEASE OF AIRCRAFT

     For One Dollar and no/100 ($1.00) and other valuable consideration, Lessor agrees to lease the Aircraft to Lessee. Lessee has fully inspected the Aircraft and has knowledge that it is in good condition and repair, and Lessee is satisfied with and has accepted the Aircraft in such condition and repair.

                                  SECTION TWO
                                     TERM

     This lease shall commence on the date hereof and may be terminated by either party upon thirty (30) days written notice.

                                 SECTION THREE
                                   INSURANCE

     At all times during the term of this Lease, the Lessor shall cause to be carried and maintained casualty insurance with respect to the Aircraft for the actual fair market value thereof. The Lessor shall be liable for the premium therefor. The Lessor shall also cause to be carried and maintained public liability insurance with respect to the Aircraft in amounts and against risk comparable to similar insurance carried with respect to similar Aircraft.

     The Lessor shall cause to be carried and maintained, at Lessor's cost, third party aircraft liability insurance, passenger legal liability insurance and property damage liability insurance during the term hereof in the amounts set forth below. Lessor shall also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss. Any policies of insurance carried in accordance with this agreement: (i) shall name the Lessee as an additional insured; (ii) the underwriter thereof shall agree to waive any right of subrogation against Lessee; (iii) shall provide that in respect of the interests of Lessor, such policies of insurance shall not be invalidated by any action or inaction of the Lessee or any other person and shall inure the Lessor (subject to the limits of liability and war risk exclusion set forth in such policies) regardless of any breach or any violation of any warranty, declarations or conditions contained in such policies by the Lessee or any other person; and (iv) shall provide that if the insurers cancel insurance for any reason whatsoever, or the same is allowed to lapse for nonpayment of premium, or if there is any material change in policy terms and conditions, such a cancellation, lapse or change shall not be effective as to the Lessor. Each liability policy shall be primary without right of contribution from any other insurance which is carried by the Lessee or the Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. The Lessor shall arrange for evidence of appropriate coverage as to the Aircraft and to the satisfaction of the requirements set forth above to be given by its insurance brokers to the Lessee.

     This Aircraft Dry Lease Agreement shall be submitted for approval to the insurance carrier for each policy on the Aircraft.

                                 SECTION FOUR
                              RESTRICTIONS ON USE

     Lessee may operate the Aircraft only for the purposes, and within the geographical limits, set forth in the insurance policy or policies obtained in compliance with Sections Three and Four of this agreement. The Aircraft shall be operated at all times in accordance with the flight manual and all manufacturer's suggested operating procedures. Furthermore, Lessee shall not use the aircraft in violation of any foreign, federal, state, territorial or municipal law or regulation and shall be solely responsible for any fines, penalties or forfeitures occasioned by any violation by the Lessee. If such fines or penalties are imposed on Lessor and paid by Lessor, Lessee shall reimburse Lessor for the amount thereof within thirty (30) days of receipt by Lessee of written demand from Lessor. Lessee will not base the Aircraft, or permit it to be based, outside the limits of the United States of America, without the written consent of Lessor.

     The Aircraft shall be flown only by certificated and qualified pilots and shall be maintained only by certificated and qualified mechanics. In the event the insurance on the Aircraft would be invalidated because Lessee is unable to obtain certificated and qualified pilots and mechanics, Lessee shall not operate the Aircraft until such time as certificated and qualified pilots and mechanics are obtained and insurance on the Aircraft is made valid.

     The Lessee will not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the Aircraft. The Lessee will promptly, at its own expense, take such action as may be necessary to discharge any lien not excepted above if the same shall arise at any time.

                                 SECTION FIVE
                             INSPECTION BY LESSOR

  Lessee agrees to permit Lessor or any authorized agent to inspect the Aircraft at any reasonable time and to furnish any information in respect to the Aircraft and its use that Lessor may reasonably request.

                                  SECTION SIX
                                  ALTERATIONS

  Except in accordance with other written agreements subsequent to the date of this agreement between Lessee and Lessor regarding maintenance of the Aircraft, Lessee shall not have the right to alter, modify or make additions or improvements to the Aircraft without the written permission of Lessor. All such alterations, modifications, additions and improvements as are so made shall become the property of Lessor and shall be subject to all of the terms of this agreement.

                                 SECTION SEVEN
                                     TITLE

  The registration of, and title to, the Aircraft shall be in the name of the Lessor, and the Aircraft, at all times during the term of this agreement, or any extension, shall bear United States registration markings. All responsibility and obligations in regard to the operation of the Aircraft as above owned, registered and marked shall be borne by the Lessee (and any other lessees of the Aircraft) during the term of this Lease.

                                 SECTION EIGHT
                               PAYMENT OF TAXES

  Lessor shall pay or cause to be paid all taxes incurred by reason of ownership of the Aircraft during the term of this agreement, including personal property taxes. Lessor shall pay all taxes associated with the use of the Aircraft, including landing fees, fuel taxes and any other taxes or fees which may be assessed against a specific flight by the Lessee.

                                 SECTION NINE
                                  ASSIGNMENT

  Lessee shall not assign this Lease or any interest in the Aircraft, or sublet the Aircraft, without prior written consent of Lessor. Subject to the foregoing, this Lease inures to the benefit of, and is binding on, the heirs, legal representatives, successors and assigns of the parties.

                                  SECTION TEN
                              ACCIDENT AND CLAIM

  Lessee shall immediately notify Lessor of each accident involving the Aircraft, which notification shall specify the time, place and nature of the accident or damage, the names and addresses of parties involved, persons injured, witnesses and owners of properties damaged, and such other information as may be known. Lessee shall advise Lessor of all correspondence, papers, notices and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to the Aircraft or its operation, and shall aid in any investigation instituted by Lessor and in the recovery of damages from third persons liable therefor.

                                SECTION ELEVEN
                         RETURN OF AIRCRAFT TO LESSOR

      On the termination of the Lease by expiration or otherwise, Lessee shall return the Aircraft to Lessor at Jeffco Airport in Broomfield, Colorado, in as good operating condition and appearance as when received, ordinary wear, tear and deterioration excepted, and shall indemnify Lessor against any claim for loss or damage occurring prior to the actual physical delivery of the Aircraft to Lessor.

                                SECTION TWELVE
                   MODIFICATION OF AGREEMENT; GOVERNING LAW

      This agreement constitutes the entire understanding between the parties, and any change or modification must be in writing and signed by both parties. This agreement is entered into under, and is to be construed in accordance with, the laws of the State of Colorado.

                               SECTION THIRTEEN
                                INDEMNIFICATION

      Each party hereto agrees to indemnify and hold harmless the other against all losses, including costs, attorneys fees and expenses by reason of claims for injury to or death of persons and loss of or damage to property arising out of or in any manner connected with the possession, use or operation of the Aircraft by such party, or any breach by such party of any covenant or warranty made herein.

                               SECTION FOURTEEN
                          TRUTH IN LEASING STATEMENT

      This Aircraft, a 1979 Learjet Model 35A, Manufacturer's Serial No. 35A-249, currently registered with the FAA as N300DA has been maintained and inspected under FAR 91 for the twelve-month period preceding the signing of this agreement.

      The Aircraft will be maintained and inspected under FAR 91 for operations to be conducted under this Lease. During the duration of this Lease, Lessee is considered responsible for operational control of this Aircraft.

      The "Instructions for Compliance with Truth in Leasing Requirements" attached hereto are incorporated herein by reference.

      An explanation of the factors bearing on operational control and of the pertinent federal aviation regulations can be obtained from the nearest FAA Flight Standards District Office.

      I, the undersigned lessee, Kyle T. Craig, Chairman of the Lessee, certify that I am responsible for operational control of the aircraft when it is operated pursuant to this dry lease, and that I understand my responsibilities for compliance with applicable federal aviation regulations.

      IN WITNESS WHEREOF, the parties have executed this Lease Agreement.

BOWANA AVIATION, INC.

/s/  Scott Beck
_____________________________________     _____________________________________
Scott Beck, President                     Date and time of execution



EINSTEIN BROS. BAGELS, INC.
/s/  Kyle Craig                           11:45 A.M.           1-18-96
_____________________________________     _____________________________________
                                          Date and time of execution

                       INSTRUCTIONS FOR COMPLIANCE WITH
                        "TRUTH IN LEASING" REQUIREMENTS

      1. Mail a copy of the contract to the following address via certified mail, retum receipt requested immediately upon the execution of the Agreement:
(14 C.F.R. 91.23 requires that the copy be sent within 24 hours after it is signed.)

                 Federal Aviation Administration
                 Aircraft Registration Branch
                 Attn: Technical Section
                 P. O. Box 25724
                 Oklahoma City, Oklahoma 73125

      2. Telephone the nearest Flight Standards District Office at least 48 hours prior to the first flight under this Agreement.

      3. Carry a copy of the contract in the aircraft at all times.